Discontinued Operations and Divestitures	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
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Discontinued Operations and Divestitures
3.	License of Intellectual Property

The Company was involved in patent disputes with a counterparty relating to certain intellectual property relevant to extended-release oxymorphone. In December 2013, the counterparty agreed to pay the Company an upfront cash payment of $4.0 million and contractually obligated future payments of $8.0 million through July 2018, in exchange for the withdrawal of all claims associated with the intellectual property and a license to utilize the Company’s intellectual property. The Company has completed the earnings process associated with the agreement and recorded an $11.7 million gain, included within gains on divestiture and license, during the six months ended March 28, 2014.

4.	Discontinued Operations and Divestitures

Discontinued Operations

During fiscal 2010, the Specialty Chemicals business (formerly known as “Mallinckrodt Baker”), which was part of the Company’s Specialty Pharmaceuticals segment, was sold because its products and customer bases were not aligned with the Company’s long-term strategic objectives. This business met the discontinued operations criteria and, accordingly, was included in discontinued operations for all periods presented. During fiscal 2013, the Company recorded a gain of $1.0 million and in fiscal 2012 recorded a loss of $6.7 million. This gain and loss were primarily related to the indemnification obligations to the purchaser, which are discussed in Note 17. During fiscal 2011, the Company recorded a $6.3 million loss on the sale of Mallinckrodt Baker, primarily for pension settlements related to employees of this business.

Divestitures

During fiscal 2011, the Company sold the rights to market TussiCaps extended-release capsules, a cough suppressant, for an upfront cash payment of $11.5 million. As a result of this transaction, the Company recorded an $11.1 million gain. The purchaser also may be obligated to make contingent payments to the Company of up to $11.5 million from December 31, 2011 through September 30, 2015, payable in equal quarterly installments until such time as a new competitive generic product is introduced into the market. In addition, the Company would receive a $1.0 million contingent payment if certain sales targets are achieved over the same time period. The Company received $2.9 million of contingent payments during both fiscal 2013 and 2012.

During fiscal 2010, the Company sold its nuclear radiopharmacies in the U.S. In connection with this sale, the Company also entered into a supply agreement, under which the purchaser committed to annual purchase volumes through December 31, 2014.